                                                  Exhibit 24.1

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Edmund J. Gorman, Stephen G. Hanks and Mark E. Howland, and each of them, his true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended, for resale 848,252 shares of the Company's common stock, par value $1.66-2/3 per share, of which 770,000 shares shall be issued to the shareholders of Touchstone, Inc. and 78,252 shares shall be issued to the shareholders of Clark Industries, Inc., and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney the 8th day of February, 1994.

                              /s/  William J. Agee
                              ____________________________
                              William J. Agee
                              Chairman and Chief Executive Officer

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Edmund J. Gorman, Stephen G. Hanks and Mark E. Howland, and each of them, his true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended, for resale 848,252 shares of the Company's common stock, par value $1.66-2/3 per share, of which 770,000 shares shall be issued to the shareholders of Touchstone, Inc. and 78,252 shares shall be issued to the shareholders of Clark Industries, Inc., and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney the 8th day of February, 1994.

                                   /s/  John Arrillaga
                               ____________________________________
                              John Arrillaga
                              Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Edmund J. Gorman, Stephen G. Hanks and Mark E. Howland, and each of them, his true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended, for resale 848,252 shares of the Company's common stock, par value $1.66-2/3 per share, of which 770,000 shares shall be issued to the shareholders of Touchstone, Inc. and 78,252 shares shall be issued to the shareholders of Clark Industries, Inc., and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney the 8th day of February, 1994.
                                   /s/  Lindsay E. Fox
                              ____________________________________
                              Lindsay E. Fox
                              Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Stephen G. Hanks and Mark E. Howland, and each of them, his true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended, for resale 848,252 shares of the Company's common stock, par value $1.66-2/3 per share, of which 770,000 shares shall be issued to the shareholders of Touchstone, Inc. and 78,252 shares shall be issued to the shareholders of Clark Industries, Inc., and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney the 8th day of February, 1994.
                              /s/ Edmund J. Gorman
                              ____________________________________
                              Edmund J. Gorman
                              Senior Vice President
                              and Chief Financial Officer

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Edmund J. Gorman, Stephen G. Hanks and Mark E. Howland, and each of them, his true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended, for resale 848,252 shares of the Company's common stock, par value $1.66-2/3 per share, of which 770,000 shares shall be issued to the shareholders of Touchstone, Inc. and 78,252 shares shall be issued to the shareholders of Clark Industries, Inc., and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney the 8th day of February, 1994.
                                   /s/  Christopher B. Hemmeter
                              ____________________________________
                              Christopher B. Hemmeter
                              Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Edmund J. Gorman and Stephen G. Hanks, and each of them, his true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended, for resale 848,252 shares of the Company's common stock, par value $1.66-2/3 per share, of which 770,000 shares shall be issued to the shareholders of Touchstone, Inc. and 78,252 shares shall be issued to the shareholders of Clark Industries, Inc., and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney the 8th day of February, 1994.
                                   /s/  Mark E. Howland
                              ____________________________________
                              Mark E. Howland
                              Controller

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Edmund J. Gorman, Stephen G. Hanks and Mark E. Howland, and each of them, his true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended, for resale 848,252 shares of the Company's common stock, par value $1.66-2/3 per share, of which 770,000 shares shall be issued to the shareholders of Touchstone, Inc. and 78,252 shares shall be issued to the shareholders of Clark Industries, Inc., and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney the 8th day of February, 1994.
                                   /s/  Peter S. Lynch
                              ____________________________________
                              Peter S. Lynch
                              Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Edmund J. Gorman, Stephen G. Hanks and Mark E. Howland, and each of them, his true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended, for resale 848,252 shares of the Company's common stock, par value $1.66-2/3 per share, of which 770,000 shares shall be issued to the shareholders of Touchstone, Inc. and 78,252 shares shall be issued to the shareholders of Clark Industries, Inc., and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney the 8th day of February, 1994.

                                   /s/  Robert A. McCabe
                              ____________________________________
                              Robert A. McCabe
                              Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Edmund J. Gorman, Stephen G. Hanks and Mark E. Howland, and each of them, her true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for her and in her name, place and stead, to sign on her behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended, for resale 848,252 shares of the Company's common stock, par value $1.66-2/3 per share, of which 770,000 shares shall be issued to the shareholders of Touchstone, Inc. and 78,252 shares shall be issued to the shareholders of Clark Industries, Inc., and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney the 8th day of February, 1994.
                                   /s/ Irene C. Peden
                              ____________________________________
                              Irene C. Peden
                              Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Edmund J. Gorman, Stephen G. Hanks and Mark E. Howland, and each of them, his true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended, for resale 848,252 shares of the Company's common stock, par value $1.66-2/3 per share, of which 770,000 shares shall be issued to the shareholders of Touchstone, Inc. and 78,252 shares shall be issued to the shareholders of Clark Industries, Inc., and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney the 8th day of February, 1994.
                                   /s/  Gerard R. Roche
                              ____________________________________
                              Gerard R. Roche
                              Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Edmund J. Gorman, Stephen G. Hanks and Mark E. Howland, and each of them, his true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended, for resale 848,252 shares of the Company's common stock, par value $1.66-2/3 per share, of which 770,000 shares shall be issued to the shareholders of Touchstone, Inc. and 78,252 shares shall be issued to the shareholders of Clark Industries, Inc., and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney the 8th day of February, 1994.
                                   /s/  John W. Rogers, Jr.
                              ____________________________________
                              John W. Rogers, Jr.
                              Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Edmund J. Gorman, Stephen G. Hanks and Mark E. Howland, and each of them, his true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended, for resale 848,252 shares of the Company's common stock, par value $1.66-2/3 per share, of which 770,000 shares shall be issued to the shareholders of Touchstone, Inc. and 78,252 shares shall be issued to the shareholders of Clark Industries, Inc., and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney the 8th day of February, 1994.
                                   /s/  Gunnar E. Sarsten
                              ____________________________________
                              Gunnar E. Sarsten
                              Director

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Edmund J. Gorman, Stephen G. Hanks and Mark E. Howland, and each of them, his true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended, for resale 848,252 shares of the Company's common stock, par value $1.66-2/3 per share, of which 770,000 shares shall be issued to the shareholders of Touchstone, Inc. and 78,252 shares shall be issued to the shareholders of Clark Industries, Inc., and to sign any and all amendments and any and all post-effective amendments to such Registration Statement, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney the 8th day of February, 1994.
                                   Peter V. Ueberroth
                              ____________________________________
                              Peter V. Ueberroth
                              Director